Parnassus Funds Quarterly Report

March 31, 2023

Parnassus Core Equity FundSM

Investor Shares: PRBLX | Institutional Shares: PRILX

Parnassus Growth Equity FundSM

Investor Shares: PFGEX | Institutional Shares: PFPGX

Parnassus Value Equity FundSM

Investor Shares: PARWX | Institutional Shares: PFPWX

Parnassus Mid Cap FundSM

Investor Shares: PARMX | Institutional Shares: PFPMX

Parnassus Mid Cap Growth FundSM

Investor Shares: PARNX | Institutional Shares: PFPRX

Parnassus Fixed Income FundSM

Investor Shares: PRFIX | Institutional Shares: PFPLX

Quarterly Report • 2023

May 5, 2023

Dear Shareholder,

At Parnassus Investments, we remain committed to delivering strong investment performance to help you reach your investment goals. We believe that two key factors will drive our continued success: people and process. In line with this philosophy, we’ve recently taken steps to strengthen our investment team and enhance our process.

For the past couple of years, we’ve focused on recruiting talented analysts to improve our team’s depth. Our most recent hire is Shaun Raja, who started with us in February. Prior to joining Parnassus, Shaun was a senior analyst at Crestline Investors and also previously worked at Carlson Capital and Citadel Securities. He received his bachelor’s degree in business administration from Western University in Ontario, Canada. Shaun enjoys traveling, riding his motorcycle, exploring the outdoors and checking out new restaurants. Shaun has already made a positive impact in just two months, and we’re excited to see how his contributions will add value once he is further integrated into the team. Our investment team now totals 22 people.

As we grow, we continue to tap into our core value of continuous improvement by applying it to everything we do, including our investment process. During the first quarter, our team made enhancements to our process to better align with our strategy. The two concepts at the heart of our approach are focus and collaboration. With the added depth of analysis and insights our new team members are generating, we can focus on what’s essential for each individual stock and our portfolios as a whole. We also benefit from collaborating across the multiple perspectives shared by our broader team to help us achieve our goal of generating strong long-term performance across all of our funds.

A Strong Quarter for Growth

Speaking of results, I’m happy to report that every Parnassus Fund posted positive returns for the first quarter. The best gains came from our two growth funds. The recently launched Parnassus Growth Equity Fund, which favors large companies, gained 15.5% for the period, while the Parnassus Mid Cap Growth Fund posted a 13.7% return.

These strong results are a welcome change from the market turbulence of 2022. Last year, “growth” as an investment factor was especially out of favor, as investors preferred more established companies whose valuations rely less on future expectations. We don’t know which type of stocks will be in favor for any given year. Given this uncertainty, many investors (myself included) choose to diversify along the value-growth spectrum. Parnassus Funds can be part of a diversified portfolio.

New Communications Leader

In addition to our recent investment team hires, Bethany Hollrah joined Parnassus in March as our Director of Communications and Product Marketing as long-tenured Constance Scott, our former Director of Communications, retired at the age of 70. We are grateful for Ms. Scott’s dedication to our firm and her many contributions over the years. Ms. Hollrah is responsible for general fund information, media relations and ESG communications. Prior to joining Parnassus,

Quarterly Report • 2023

Ms. Hollrah held leadership roles at Dodge & Cox, Franklin Templeton, Morningstar and Charles Schwab. She received her bachelor’s degree in economics from the University of Michigan and her master’s degree in business administration from the University of California, Los Angeles. Bethany enjoys skiing, walking her dog and supporting her daughters’ volleyball and lacrosse teams. If you receive regular communication from us, you will benefit from Bethany’s efforts. If you don’t get our emails and would like to, please visit www.parnassus.com/subscribe and we’ll make sure that you do.

Thank you for investing in the Parnassus Funds.

Sincerely,

Benjamin E. Allen

Chief Executive Officer

Quarterly Report • 2023

Parnassus Core Equity Fund

As of March 31, 2023, the net asset value (“NAV”) of the Parnassus Core Equity Fund – Investor Shares (“the Fund”) was $50.39. After taking dividends into account, the total return for the first quarter was a gain of 7.54%. This compares to a gain of 7.50% for the S&P 500 Index (“S&P 500”).

Below is a table that summarizes the performances of the Parnassus Core Equity Fund and the S&P 500. The returns are for the one-, three-, five- and ten-year periods.

Parnassus Core Equity Fund

	Average Annual Total Returns (%)

	for period ended March 31, 2023

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Core Equity Fund – Investor Shares	-7.14	17.64	12.09	11.89	0.85	0.82

Parnassus Core Equity Fund –Institutional Shares	-6.95	17.88	12.34	12.11	0.62	0.61

S&P 500 Index	-7.73	18.60	11.19	12.24	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2023, Parnassus Investments, LCC has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total annual fund operating expenses to 0.82% of net assets for the Parnassus Core Equity Fund – Investor Shares and to 0.61% of net assets for the Parnassus Core Equity Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2024, and may be continued indefinitely by the investment adviser on a year-to-year basis.

First Quarter Review

To start the new year, the Fund slightly outperformed the market by returning 7.54% compared to the S&P 500’s 7.50% return. Positive stock selection overcame negative sector allocation in the quarter. Within stock selection, our most notable contributors were Information Technology and Financials. Within sector allocation, our overweight position in Financials was our biggest detractor. Our underweight positions in Consumer Discretionary was the next biggest detractor, followed by our overweight position in Materials.

Salesforce, a leading provider of customer relationship management software, was the Fund’s best relative performer in the quarter, with the stock returning 50.7%, contributing 1.4%* to the Fund’s return. The company reported results and provided guidance for the year that was better-than-expected. More importantly, the company accelerated its progress toward management’s prior margin targets and committed to an increased focus on productivity and profitability. We continue to believe that Salesforce has underappreciated opportunities to profitably grow and reward shareholders.

Our next top performer was Applied Materials, a dominant provider of semiconductor capital equipment. After a difficult 2022, the stock rebounded, gaining 26.4% and adding 0.6% to the Fund’s return. The company reported strong results and a robust backlog and provided positive commentary about future demand. Announcements touting the company’s continued innovation and positive investor sentiment around the semiconductor industry supported the stock. Within semiconductors, NVIDIA was also a positive contributor, with its stock returning 90.1% and adding 1.1% to the Fund’s return. In addition to reporting strong results, NVIDIA is early into a strong new product cycle that directly addresses one of the most exciting markets linked to the application of

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Quarterly Report • 2023

artificial intelligence (AI). NVIDIA makes the computer chips necessary to train the AI models that allow products like ChatGPT to work.

The three largest relative detractors this quarter were Charles Schwab, Apple and Bank of America. Charles Schwab’s stock returned negative 36.9% in the quarter, which detracted 0.9% from the Fund’s return, while Bank of America returned negative 13.1% and detracted 0.4% from the Fund’s return. Both financial stocks suffered from the investor fallout sparked by stress in the banking sector. The deposit pressure seen at some regional banks drove investors to scrutinize deposit-sensitive businesses and loan portfolio mark-to-market losses. This caused weakness in Charles Schwab’s stock, given the company’s business model, which relies on low-cost deposits from sophisticated customers. Bank of America is less exposed to the risk of deposit flight, given the much lower average deposit balance and the benefits of being a large, systematically important financial institution.

Apple was a relative detractor in the quarter, given our underweight positioning. The stock rose 27.1% and contributed 0.8% to the Fund’s absolute return. Despite reporting relatively mixed near-term results and guidance, the stock performed well; we attribute this performance to the resilience of the business and investor optimism for continued execution.

Parnassus Core Equity Fund

As of March 31, 2023

(percentage of net assets)

*For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • 2023

Outlook and Strategy

It has been more than three years since the world first began to grapple with the COVID-19 pandemic. The subsequent path back toward normalcy has been composed of many twists and turns. We experienced unexpected disease variants in conjunction with unprecedented government stimulus. We then saw historic inflation followed by an aggressive tightening of financial conditions. On top of this, we are now entering the second year of the war between Russia and Ukraine. In the first quarter of 2023, we experienced a banking crisis that resulted in the dissolution of multiple financial institutions, which placed additional pressure on the broader economy-the ramifications of which we have yet to see fully play out.

Despite this volatility, the stock market rallied in 2020 and 2021. Government stimulus and loose financial conditions in the form of low interest rates were met with powerful technology narratives that fueled investor optimism. The market then corrected in 2022 as financial conditions tightened abruptly in response to elevated inflation. Risk-taking appetite was replaced by fear of loss. In the real economy, the consumer had been exceptionally strong, pouring money into homes, electronics, travel and experiences; however, this spending growth has begun to moderate-and indeed, there were signs of cooling inflation last quarter.

Last year, the prevailing investor debate focused on when inflation would come down and whether the Federal Reserve needed to induce a recession to deflate price levels. Inflation concerns remain the central debate as we enter 2023. In the first quarter, we saw CPI1 come in higher than expected, validating the continued uncertainty around the path of inflation. Furthermore, a bank run and the subsequent dissolution of multiple regional banks occurred. This is especially concerning given the disproportionate contribution to loan and deposit growth that large regional banks have had since 2020. The combined effect of elevated inflation and the banking crisis puts incremental pressure on the real economy through tighter financial conditions, increasing the probability of a recession. Of course, it’s difficult to forecast the net effect of potentially looser financial conditions and tighter lending standards. That said, market and economic uncertainty remains elevated, and the range of investment outcomes has certainly widened.

Despite this turbulent environment, the S&P 500 ended the quarter up 7.50%. The market has rallied from its recent October lows by almost 16%. The Information Technology sector was up almost double that amount, contributing 44% of the total return. The S&P 500’s price-to-earnings (PE) multiple was up 19% over this period, more than accounting for all the price appreciation. Meanwhile, earnings growth estimates for 2023 have come down from 5% a quarter ago to just 1% at the time of this writing. At the same time, forecasts for inflation in 2023 have also increased. This means that the stock market valuation went up while earnings estimates came down, despite inflation remaining elevated. And again, this all occurred against the backdrop of a banking crisis. We have transitioned to a new phase of the liquidity cycle where financial conditions have tightened-the impacts of which have yet to be fully seen. This creates a wider range of outcomes for stocks, as investors contemplate the path of the economy and the next move by the Federal Reserve.

Our strategy is focused on long-term performance by owning high-quality businesses at attractive prices. After the recent rally, we believe that it is prudent for incremental caution, especially in parts of the market that no longer present compelling tradeoffs between risk and reward. Therefore, we took advantage of the recent market appreciation to reduce the portfolio’s exposure to companies with elevated valuation or earnings risk. In doing so, we added four new stocks to the portfolio and sold two.

We initiated a position in AutoZone, a dominant automotive parts retailer. The company continues to gain market share, generate attractive returns on invested capital and have relatively resilient fundamentals given its high exposure to non-discretionary purchases. We also bought shares in another retailer, Target. Target is a broadline retailer, meaning they offer consumers a breadth of goods, from groceries to electronics to apparel. The company’s stock has underperformed due to a temporary margin headwind and execution issues. Target has made significant progress in its omnichannel business and has continued to generate attractive returns on invested capital. We believe the shares of both Target and AutoZone are trading at attractive prices.

1 Consumer Price Index, U.S. Bureau of Labor Statistics.

Quarterly Report • 2023

Next, we took advantage of recent weakness in Nutrien stock to initiate a position. Nutrien is a large producer of potash and nitrogen fertilizer, which is integral to the global food supply chain. The stock’s valuation, coupled with relatively attractive supply-and-demand dynamics, presented an attractive entry point.

We also took advantage of the recent underperformance in shares of pharmaceutical company Roche to initiate a position. Roche has had multiple drug pipeline setbacks over the past year, but its core research and development capabilities and established franchises are still healthy.

To fund these purchases, we sold Home Depot and Abbott Laboratories. There has been significant pull forward in home improvement spending over the last few years, and although Home Depot is an excellent retailer, we expect that consumer spending in this area will moderate. Given this expectation and the current valuation, we exited the position. Similarly, we admire Abbott Laboratories’ portfolio of businesses, but preferred the risk-reward at Roche given the relative valuation and sentiment. It is worth noting that we also trimmed our exposure in semiconductor stocks Applied Materials and NVIDIA. Both stocks have significantly outperformed the broader market, but remain sensitive to broader economic growth.

Turning to portfolio positioning, our largest overweight is now Financials with the reclassification of companies like Mastercard and Fiserv from Information Technology into the sector. We also own positions in derivative exchanges CME Group and Intercontinental Exchange, both of which should benefit from market volatility. Our next largest overweight is Materials, where we own Ball, Linde, Sherwin-Williams and Nutrien. We believe this collection of high-quality businesses offers a compelling balance of defensive and offensive exposure in the portfolio. We remain overweight Consumer Staples through excellent brands and retailers such as Costco, Procter and Gamble and Target.

Our largest underweight continues to be Consumer Discretionary, where we prefer more resilient companies like AutoZone to those which have more exposure to discretionary spending, such as travel and entertainment. We also remain underweight Energy and, to a lesser extent, Health Care. Within Health Care, we added to our pharmaceutical exposure through Roche, while maintaining exposure to equipment providers Danaher and Thermo Fisher.

In terms of notable changes to sector allocation, we reduced our exposure to Communication Services by trimming both Alphabet and T-Mobile for more attractive opportunities. We reduced our exposure to Consumer Discretionary, driven by our exit of Home Depot and trim of homebuilder D.R. Horton. We also reduced our exposure in Financials, in large part by trimming Charles Schwab and Fiserv. Given the added pressure on cash deposits at Charles Schwab and the recent outperformance of Fiserv, along with the company’s exposure to regional banks, we decided to reduce these positions.

The three sectors in which we increased our exposure the most are Health Care, Materials and Consumer Staples. Our new positions in Roche, Nutrien and Target largely accounted for these changes, respectively. All told, we believe that the Fund is well positioned for what is likely to be another volatile year, headlined by recession fears and monetary policy shifts. As always, we are honored to have your trust as we continue pursuing Principles and Performance®.

Sincerely,

Todd C. Ahlsten

Lead Portfolio Manager

Benjamin E. Allen

Portfolio Manager

Andrew S. Choi

Portfolio Manager

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Quarterly Report • 2023

Parnassus Growth Equity Fund

As of March 31, 2023, the net asset value (“NAV”) of the Parnassus Growth Equity Fund – Investor Shares (“the Fund”) was $17.26. After taking dividends into account, the total return for the first quarter was a gain of 15.53%. This compares to a gain of 14.37% for the Russell 1000 Growth Index (“Russell 1000 Growth”).

Below is a table that summarizes the performances of the Parnassus Growth Equity Fund and the Russell 1000 Growth since the Fund’s inception. The returns are for the period since inception.

Parnassus Growth Equity Fund

	Average Annual Total Returns (%)

	for period ended March 31, 2023

	Since Inception, December 28, 2022	Gross Expense Ratio	Net Expense Ratio

Parnassus Growth Equity Fund – Investor Shares	15.07	2.71	0.84

Parnassus Growth Equity Fund – Institutional Shares	15.13	2.30	0.63

Russell 1000 Growth Index	16.59	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 1000 Growth is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2023, Parnassus Investments, LCC has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total annual fund operating expenses to 0.84% of net assets for the Parnassus Growth Equity Fund – Investor Shares and to 0.63% of net assets for the Parnassus Growth Equity Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2024, and may be continued indefinitely by the investment adviser on a year-to-year basis.

First Quarter Review

In our first full quarter of trading, the Parnassus Growth Equity Fund – Investor Shares outperformed, returning 15.53% compared to the Russell 1000 Growth’s 14.37%. The market’s rebound from the recent October lows continued into the new year. Our sector allocation, particularly our overweight positions in Health Care and Financials and our underweight position in Information Technology, was negative. However, our stock selection across all three sectors, led by Information Technology, was positive. We continue to maintain our conviction in our overweight position in Health Care as a less economically sensitive sector given the current macroeconomic uncertainty. Our Information Technology underweight position is largely due to our smaller position in Apple, which is over 12% of the Russell 1000 Growth. In our view, there are other, more attractive opportunities across sectors.

Salesforce, a leading provider of customer relationship management software, was the Fund’s best relative performer in the quarter, with the stock returning 50.7%, contributing positive 0.8%* to the Fund’s return. The company reported results and provided guidance for the year that was better-than-expected. More importantly, Salesforce accelerated its progress toward management’s prior margin targets and committed to an increased focus on productivity and profitability. We continue to believe the company has underappreciated opportunities to profitably grow and reward shareholders.

Advanced Micro Devices, a global semiconductor company, was our second-best relative contributor in the quarter, returning 51.3% and adding 1.0% to the Fund’s return. The company reported strong results, which continued to validate its market share gains. We expect the company’s compelling technology roadmap, stellar execution and attractive secular tailwinds to support a long runway for growth and profitability.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Quarterly Report • 2023

Procore Technologies contributed positive 0.8% to the Fund, returning 32.8% in the quarter. Procore, a provider of construction management software, announced a strong quarter and full-year guidance. Despite the uncertain economic backdrop, demand for construction software remains robust. We believe Procore is in the early innings of digitizing the construction industry. Further, the company’s management team has recently committed to margin expansion targets that reflect an attractive balance between growth and profitability.

Our biggest relative detractor in the quarter was Apple, which returned 27.1%, adding 1.2% to the Fund’s return. We appreciate Apple’s dominance in consumer electronics, and it continues to be a large position in the Fund. However, we believe there are more attractive opportunities both within and outside the Information Technology sector.

Planet Fitness, a nationwide gym franchise, returned -1.4%, detracting 0.02% from the Fund’s return. Planet Fitness trailed this quarter because of near-term uncertainty around new gym construction due to tighter financing conditions and a worsening HVAC supply chain. Long term, we still like Planet Fitness’s dominant position as the largest high-volume, low-cost gym in the United States. We believe its growth will continue to be supported by a strong brand awareness, consumer focus on wellness, favorable demographics and unit expansion opportunities.

Lastly, SBA Communications, a wireless communications infrastructure operator, returned -6.5% this quarter, subtracting 0.1% from the Fund’s return. The company issued a cautious guide for the year, as wireless carriers cut back network investments due to the current macro environment. Rising interest rates have also pressured sector and REIT valuations. We continue to like SBA’s defensive growth profile, particularly at current valuations. The company’s growth should be supported by multi-year contracts with wireless carriers, who need to invest in their networks as data consumption grows.

Parnassus Growth Equity Fund

As of March 31, 2023

(percentage of net assets)

*For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • 2023

Outlook and Strategy

It has been more than three years since the world first began to grapple with the COVID-19 pandemic. In those three years, we’ve seen changing consumer behavior, accelerated company investments and significant innovation, especially in technology and health care. We also saw historic inflation, followed by an aggressive tightening of financial conditions. On top of this, we are now entering the second year of the geopolitical conflict between Russia and Ukraine. In the first quarter of 2023, we experienced yet another twist in the road: a banking crisis that resulted in the dissolution of multiple financial institutions-the ramifications of which we have yet to see fully play out.

Despite this volatility, the stock market rallied in 2020 and 2021. Government stimulus and loose financial conditions were compounded by powerful technology narratives and investor optimism. The market then corrected in 2022, as financial conditions tightened abruptly. Risk-taking appetite was replaced by fear of loss. In the real economy, the consumer had been exceptionally strong, pouring money into homes, electronics, travel and experiences; however, this spending growth has begun to moderate-and indeed, there were signs of cooling inflation last quarter.

Throughout last year, the prevailing investor debate focused on when inflation would come down and whether the Federal Reserve would need to induce a recession to deflate price levels. This remains the central debate as we enter 2023. In the first quarter, we saw CPI1 come in higher than expected, continuing the uncertainty around the path of inflation. Furthermore, a bank run, and the subsequent dissolution of multiple regional banks occurred. This is especially concerning given the disproportionate contribution to loan and deposit growth that large regional banks have had since 2020. The combined effect of elevated inflation and the banking crisis creates tighter financial conditions, further pressuring the real economy. Of course, it’s difficult to forecast the net effect of potentially looser financial conditions and tighter lending standards. That said, market and economic uncertainty remain elevated, and the range of investment outcomes has certainly widened.

Despite this turbulent environment, the Russell 1000 Growth ended the quarter up 14.37%. The market has rallied from its recent October lows by almost 19%. The Information Technology sector was up almost 31%, contributing 60% of the total return. The Russell 1000 Growth’s price-to-earnings (PE) multiple was up 18% over this period, accounting for almost all of the price appreciation. Meanwhile, earnings growth estimates for 2023 have come while forecasts for inflation in 2023 have also increased. This means that the stock market valuation went up while earnings estimates came down and inflation remained elevated. Our strategy is focused on long-term performance through the ownership of high-quality businesses at attractive prices. After the recent rally, we believe that it is prudent for incremental caution, especially in parts of the market that no longer present compelling tradeoffs between risk and reward. We took advantage of the market appreciation to reduce the portfolio’s exposure to elevated earnings risk. We initiated two new positions this quarter in Sherwin-Williams and LVMH Moët Hennessy Louis Vuitton. We view both companies as higher-quality assets with similar end-market exposure as the companies we sold.

We sold home builder D.R. Horton to fund a position in paint and coatings manufacturer Sherwin-Williams. D.R. Horton had a nice run earlier in the year, but operates in a competitive market leveraged to new home starts. We believe Sherwin-Williams is a wider-moat, higher-growth company that still gets us exposure to housing recovery and consumer home spend. A weak quarter offered us the opportunity to buy Sherwin-Williams at a discount.

Next, we sold Hyatt Hotels to buy LVMH. Both of our travel names, Airbnb and Hyatt, had a significant run this quarter, together contributing 0.9% to the Fund. Hyatt rallied due to its outsized exposure to Asia travel on the news of China lifting its COVID-19 restrictions. LVMH owns several iconic luxury brands, including Louis Vuitton, Dior, Tiffany and Bulgari. Like Hyatt, LVMH has some exposure to Asia and travel but has industry-leading pricing power and continues to see strong spending in the luxury consumer.

1 Consumer Price Index, U.S. Bureau of Labor Statistics.

Quarterly Report • 2023

Lastly, we sold our position in EPAM Systems, a software engineering service provider. The company’s business was significantly disrupted due to the war in Ukraine given their high workforce exposure to the region. This quarter, EPAM reported lackluster results and guided to an even more protracted recovery. Given the widening range of outcomes, we decided to deploy the capital to more attractive opportunities.

Turning to portfolio positioning, our largest overweight is still Health Care. We believe Health Care continues to be an attractive sector to find less economically sensitive companies at reasonable valuations. Our biopharma companies, Eli Lilly, AstraZeneca and Vertex, all have approved drugs with steady cash flow coupled with strong late-stage pipelines to fuel future growth. UnitedHealth Group similarly provides attractive, defensive growth as one of the nation’s largest health insurance providers. Our next largest overweight is in Financials, where we own S&P Global and Ares Management. Neither of these names have material balance sheet risk and both have weathered the bank runs this quarter well. They provide attractive exposure both to a rebound in public debt through S&P Global and the growth of private debt with Ares.

Our largest underweight continues to be Information Technology, driven by our underweight in Apple. We did not have any notable changes to sector allocation this quarter.

All told, we believe that the Fund is well positioned for what is likely to be another volatile year, headlined by recession fears and monetary policy shifts. As always, we are honored to have your trust as we continue pursuing Principles and Performance®.

Sincerely,

Andrew S. Choi

Lead Portfolio Manager

Shivani R. Vohra

Portfolio Manager

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Quarterly Report • 2023

Parnassus Value Equity Fund

As of March 31, 2023, the net asset value (“NAV”) of the Parnassus Value Equity Fund – Investor Shares was $45.92. The total return including dividends for the quarter was a gain of 1.44%. This compares to a gain of 1.01% for the Russell 1000 Value Index (“Russell 1000 Value”). We ended the quarter narrowly ahead of our benchmark after overcoming a major loss of one of our portfolio’s holdings, discussed within. The fact that we kept up with the benchmark despite the setback is a good example of why diversification remains an essential tool for risk management for the Fund.

Below is a table that summarizes the performance of the Parnassus Value Equity Fund and the Russell 1000 Value over multiple time periods. The Fund trailed our benchmark over the one-year period, but remains substantially ahead over longer time horizons.

Parnassus Value Equity Fund

	Average Annual Total Returns (%)

	for period ended March 31, 2023

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Value Equity Fund – Investor Shares	-7.31	24.90	11.55	13.76	0.92	0.88

Parnassus Value Equity Fund – Institutional Shares	-7.07	25.17	11.80	13.96	0.72	0.65

Russell 1000 Value Index	-5.91	17.93	7.50	9.13	NA	NA

The average annual total return for the Parnassus Value Equity Fund – Institutional Shares from commencement (April 30, 2015) was 12.18%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Value Equity Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 1000 Value is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2023, Parnassus Investments, LCC has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total annual fund operating expenses to 0.88% of net assets for the Parnassus Value Equity Fund – Investor Shares and to 0.65% of net assets for the Parnassus Value Equity Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2024, and may be continued indefinitely by the investment adviser on a year-to-year basis.

First Quarter Review

Two of our stocks detracted over 115 basis points (One basis point is 1/100th of one percent) each from the Fund’s total return this period. We’re disappointed to report that the equity of one of them, Signature Bank, was wiped out completely in the regional banking crisis in March. On the other hand, our winners slightly more than made up for our losses. Each of our best performers contributed 37 basis points or more to the Fund’s return.

The Fund’s worst performer was our only regional bank stock, Signature Bank. It fell a shocking 100%, meaning the entire value of the company vanished in an instant when regulators seized the bank on a Sunday afternoon last month. The unexpected closure cost the Fund’s return, subtracting 1.5%* from the Fund’s return.

Signature’s stock plunged after Silicon Valley Bank, a regional bank focused on start-up companies, failed suddenly on the morning of March 10 after massive losses on its bond portfolio caused a run on the bank. While Signature did not have the same investment losses or industry concentration as Silicon Valley Bank, its deposits were also concentrated in accounts that were above the federal $250,000 insurance limit. Signature’s client base of successful businesses and high net-worth individuals was highly attractive, as their deposit balances accumulated quicker, they used multiple products and they had less credit risk. Signature’s superior customer service earned them this client base, which had provided shareholders with faster growth and lower credit losses than most regional banks. Unfortunately, it also meant their desirable clients had other banking options and could move their money quickly in a crisis.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Quarterly Report • 2023

After the failure of Silicon Valley Bank, contagion spread to Signature and other banks, as their customers’ fear of losing money in a similar bank run created one. Signature disclosed as recently as March 9 that its deposits were increasing and that it was repurchasing its own stock thanks to its strong capital position, before a bank run on March 10 led regulators to close Signature on March 12. We do not have any remaining exposure to regional banks, as we are concerned that deposit outflows and rising deposit rates will reduce their future earnings power.

Relatedly, shares of Charles Schwab declined 36.9% in the quarter, cutting 1.2% from the Fund’s total return. Typically, Schwab benefits as interest rates rise, as the company earns more interest on the cash clients hold in brokerage accounts. However, this time was different, as the accelerated arc of interest rate hikes from the Federal Reserve meant that it needed to find external sources of funds. This substantially reduced interest income. Later in the quarter, as regional banks became stressed, investors became concerned about the company’s holdings of mortgage-backed securities and Treasuries and the corresponding losses. We reduced our position in Schwab by nearly one-third early in the quarter on expectations that the first half of the year would be turbulent. We believe the stock will improve when earnings normalize and investors refocus on the company’s enduring franchise. The company’s net new asset growth accelerated during the regional banking crisis, demonstrating that the company has a trusted and differentiated platform.

Shares of vaccine and biotechnology company Moderna fell 14.5%, reducing the Fund’s return by 0.3%. The company’s financial and clinical results were mixed, which has increased uncertainty among investors as they try to weigh the magnitude of COVID-19 revenues rolling off. The company reported worse-than-expected flu data and is taking longer to readjust its pandemic-era cost base as it transitions to an endemic COVID-19 vaccine market. Despite these challenges, we continue to believe that Moderna’s pipeline is undervalued and see several catalysts, such as upcoming releases of RSV, influenza and rare disease data, that could drive the stock higher.

Our biggest winner was health care company Align Technology. Its stock soared 58.4%, contributing 0.9% to the Fund’s total return. Sales volume for Align’s product picked up for the first time in a year, prompting the company to reinstate quarterly guidance. The move eased investor concerns about a worst-case scenario for 2023 and caused the stock to jump by 27% that day. Looking ahead, we remain optimistic about Align’s ability to dominate its large markets, thanks to its focus on reinvesting in its strong competitive position through differentiated research and development "R&D". The company is undergoing its largest new product cycle in its 25-year history, which we think is a testament to the strength of its innovation.

FedEx climbed 32.7% this quarter, contributing 0.6% to the Fund’s total return. The transportation company provides a variety of forwarding and logistics services across its Express, Ground, Freight and Services segments. FedEx’s price increases and cost-cutting measures began to bear fruit, resulting in better-than-expected profitability in Ground. Freight was also a bright spot, with continued volume and margin expansion. This gave investors more conviction that FedEx can employ the same margin-accretive measures in Express, which is FedEx’s biggest segment by sales and a sore point among investors. As FedEx continues to raise prices and cut costs, we are looking for more stability in profits and resiliency in operations.

Microsoft’s shares appreciated 20.5%, adding 0.4% to the Fund’s total return. Positive sentiment around generative artificial intelligence (AI)‘s capacity to drive future growth and expand Microsoft’s moat outweighed weaker-than-expected deceleration in Azure growth guidance during the quarter. Microsoft remains the dominant global enterprise software platform-offering a unique mix of offense and defense. Technological leadership and the sheer breadth of its productivity suite enable the company to not only win across secular IT growth spaces like cloud, but also benefit from vendor consolidation when budgets contract.

Quarterly Report • 2023

Parnassus Value Equity Fund

As of March 31, 2023

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

During the first quarter, stocks continued their strong recovery from the lows of last year. The pace of inflation is moderating while consumer spending remains resilient. This has boosted investor sentiment, but gains in stock prices have not been uniform across the market. Growth stocks significantly outperformed their value peers, driven by expectations for interest rate cuts. The crisis in regional banks has made investors question the Fed’s resolve in keeping rates higher for longer. It’s likely the Fed may disappoint investors counting on an imminent fall in interest rates, as inflation is still well above the Fed’s 2% target while the unemployment rate is at multi-decade lows. The Fed’s actions to tame inflation could eventually also impact consumer spending and corporate earnings. In this uncertain environment, the Value Equity Fund is taking a balanced approach and positioning the portfolio for both downside protection and upside capture.

The Fed’s tightening cycle so far has had two primary casualties: unprofitable growth companies and banks with low-yielding bond portfolios. While there is much debate about the next shoe to drop, the Value Equity Fund is navigating the current investing landscape with a playbook that has served us well since the Fund’s inception in 2005. We focus on identifying and owning companies with a track record of emerging stronger from different market environments. Periods of uncertainty, like the one we’re facing today, also present value investors with bargain opportunities that are harder to come by during bull markets.

To that end, the Fund initiated new positions in CME Group and Baxter International. CME is the world’s largest derivative exchange. CME should benefit from increased demand for interest rate hedging spurred by the recent banking crisis and ongoing uncertainty around the direction of rates. Additionally, the company is expanding globally, is launching new products and helps the Value Equity Fund with commodities exposure through its commodity futures trading business. Baxter International, established in 1931, makes products to treat kidney diseases and sells a variety of injectable therapies. Their products have durable market positions and are essential treatments with low cyclicality. The company’s stock took a hit due to an ill-timed acquisition and execution missteps amplified by supply disruptions in 2022. Management has announced plans to split the business and sell assets to simply operations and bring down leverage. We believe these steps should improve execution and sentiment on the stock over time.

We completely exited two stocks, including Signature Bank, and significantly reduced our positions in several others. In January, we sold our shares in Vertex

Quarterly Report • 2023

Pharmaceuticals at a profit of over 50%. We were attracted to the company’s net cash balance sheet and core cystic fibrosis franchise, so were delighted to buy in after a series of drug development failures sent the stock to bargain levels in June 2021. Investors now assign full value to both Vertex’s robust pipeline and core businesses, so we exited the stock at a price close to its all-time highs. Among our trims, we pared our holding in Schwab by approximately 33% prior to its dramatic sell off, as previously discussed. We stayed invested in, but at lower levels, our top winners-including Align and FedEx due to their cyclicality and outperformance.

We manage the portfolio according to a set of principles, which the above examples are intended to demonstrate. First, we are bottom-up fundamental stock pickers at heart. Added to that is a layer of risk management that balances the trade-offs between concentration and diversification. Finally, there is scaffolding around process designed to highlight our portfolio’s exposures and positioning relative to our benchmark. As we saw in this quarter, no process is foolproof. However, we believe the risks of investing, if managed by experienced professionals, can handsomely reward the patient investor over the long term.

Thank you for your investment in the Parnassus Value Equity Fund.

Billy J. Hwan

Lead Portfolio Manager

Krishna S. Chintalapalli

Portfolio Manager

Quarterly Report • 2023

Parnassus Mid Cap Fund

As of March 31, 2023, the net asset value (“NAV”) of the Parnassus Mid Cap Fund - Investor Shares was $34.04, resulting in a gain of 0.47% for the first quarter. This compares to a gain of 4.06% for the Russell Midcap Index (the “Russell”).

Below is a table comparing the Parnassus Mid Cap Fund with the Russell for the one-, three-, five- and ten-year periods.

Parnassus Mid Cap Fund

	Average Annual Total Returns (%)

	for period ended March 31, 2023

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Mid Cap Fund –Investor Shares	-11.59	11.30	5.23	8.17	0.97	0.96

Parnassus Mid Cap Fund –Institutional Shares	-11.41	11.53	5.47	8.36	0.76	0.75

Russell Midcap Index	-8.78	19.20	8.05	10.05	NA	NA

The average annual total return for the Parnassus Mid Cap Fund – Institutional Shares from commencement (April 30, 2015) was 6.99%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2023, Parnassus Investments, LCC has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total annual fund operating expenses to 0.96% of net assets for the Parnassus Mid Cap Fund – Investor Shares and to 0.75% of net assets for the Parnassus Mid Cap Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2024, and may be continued indefinitely by the investment adviser on a year-to-year basis.

First Quarter Review

Mid-cap stocks posted a 4% gain in the first quarter, driven by surging tech stocks, but the ascent was far from linear. After suffering significant losses in 2022, the Russell soared by almost 10% in January. Six of its ten sectors, accounting for almost 70% of the benchmark’s weight, recorded double-digit gains. However, the following seven weeks were challenging, with the Index dropping 13% due to the well-publicized banking sector instability, higher-than-expected inflation and expectations for higher interest rates. Investor sentiment rebounded in the final week of the quarter, fueled by renewed confidence in the stabilizing banking sector and the Federal Reserve’s decision to increase rates in line with expectations.

The Fund rose 0.47%, trailing the Russell return of 4.06%. The Fund’s sector allocation was positive during the quarter, adding 173 basis points (a basis point is 1/100th of one percent) relative to the Russell. Our underweight positioning in the Financials sector was by far the biggest contributor, followed by the Fund’s zero exposure to the Energy sector and overweight allocations to the Information Technology and Industrials sectors, two of the best-performing sectors in the Russell. We had no materially negative sector allocation effects during the quarter.

Stock selection was the main quarterly performance driver, taking 497 basis points from the Fund’s return. Most of this selection effect was due to stocks impacted by the banking sector turmoil, including First Republic Bank, Signature Bank and, to a lesser extent, Jack Henry and Associates.

First Republic and Signature fell a shocking 73.5% and 81.5%, respectively, to our average sale prices, subtracting 1.8% and 0.9%, respectively, from the Fund’s return. Both banks plunged after Silicon Valley Bank, a regional bank catering to start-up companies and their owners, failed suddenly on the morning of

Quarterly Report • 2023

March 10 after massive losses in its bond portfolio caused a “run” on the bank, or massive withdrawal of deposits. The bond portfolio losses were detectable, but as Jamie Dimon, CEO of JP Morgan, recently said, “the sudden flight of depositors from Silicon Valley Bank, including $42 billion in one day, was an unknown risk.”

While First Republic and Signature did not have the same investment losses or industry focus as Silicon Valley Bank, their deposits were similarly concentrated in accounts above the FDIC’s $250,000 insurance limit. Contagion spread quickly to First Republic and Signature, as their customers’ fear of losing money resulted in similar bank runs. Signature disclosed as recently as March 9 that its deposits were increasing and that it was repurchasing its stock thanks to its strong capital position before a bank run led regulators to close Signature on March 12. First Republic has managed to survive thus far, but steep deposit outflows and credit rating downgrades have severely impaired its business.

Our original investment theses in these two banks focused on their client bases of successful businesses and high-net-worth individuals, excellent customer service, fast deposit balance growth and little credit risk. We see now that this set of traits made them vulnerable to the bank runs that followed Silicon Valley’s closure. Their desirable clients had other banking options and moved their money quickly amidst the crisis. We do not currently have any remaining exposure to regional banks, as we are concerned that deposit outflows and rising deposit rates will reduce their future earnings power.

Jack Henry & Associates, a leading technology and payment processing solution provider for financial institutions, fell 13.8%, reducing the Fund’s total return by 0.4%*. The company missed earnings expectations by a narrow margin and lowered its fiscal year outlook due to lower debit card spending and a decline in deconversion fees due to fewer bank mergers and acquisitions “M&A” deals. Investors became even more bearish as they feared systemic risks in the U.S. banking sector would hurt Jack Henry’s growth prospects. We trimmed our position but remain confident, given the improved valuation, that this high-quality company with 99% client retention, 90% recurring revenue and a pristine balance sheet will do well in the long term.

Shifting to our winners, our strongest performer was Workday, a cloud-native provider of human capital management and financial management software. The stock jumped 23.4%, adding 0.7% to the Fund’s total return. Workday saw healthy demand from new customers and an uptick in cross-selling deals within their existing base. We believe that Workday’s resilient growth and improving operating leverage make it an attractive quality compounder story.

Ansys, a global leader in computer-aided engineering (CAE) simulation software, rose 37.7%, boosting the Fund’s total return by 0.6%. Ansys delivered solid earnings and provided an optimistic outlook, driven by broad-based strength across its geographies and large deal activity, particularly within automotive and aerospace. We believe Ansys is positioned to capitalize on additional share gains, the increasing complexity of products and electronic systems across its key markets and further margin expansion.

Pentair, a leading provider of water filtration and pool solutions, climbed 24.4%, adding 0.3% to the Fund’s total return. The company delivered better-than-expected earnings, driven mainly by robust demand for its commercial water solutions. We trimmed our position in response to the recent outperformance of the stock.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Quarterly Report • 2023

Parnassus Mid Cap Fund

As of March 31, 2023

(percentage of net assets)

*For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

The past few years have been marked by significant market movements. The Russell surged over 70% from 2019 to 2021, driven by alternating factors such as cyclicals, high-multiple non-earners, momentum stocks and materials outperformance. However, in 2022, mid-cap stocks dropped nearly 20%, with every sector except energy and utilities recording meaningful losses. In the first quarter of 2023, the market saw a battle between bull and bear investors as they weighed global and domestic, political and economic factors. Investors also debated whether the Federal Reserve could navigate a soft landing that cools inflation and wage growth without causing a recession.

Despite the volatile market performance, our investment philosophy remains centered on owning quality businesses at attractive prices, with a focus on generating absolute and risk-adjusted outperformance over the long term. We believe our portfolio construction and individual stock picking processes will prove successful.

It’s worth noting that the Russell is trading at its most attractive valuation relative to the large-cap S&P 500 Index in over 20 years. However, on an absolute basis, the overall index is trading at 16.3 times forward earnings, in line with its average 20-year average multiple. As active managers, we see opportunities to sift through the greater index and find attractively valued, high-quality businesses across industries to curate a concentrated portfolio designed to outperform the market.

Looking ahead, the Fund’s strategy remains focused on owning a collection of stocks with resilient fundamentals, including those with durable growth drivers, differentiated businesses, disciplined managers and robust environmental, social and governance (ESG) practices. To that end, we took advantage of the recent market volatility to add several high-quality businesses to the portfolio.

Regarding our sector positioning, Information Technology remains the Fund’s largest weighting relative to the benchmark. Our technology holdings comprise companies with secular growth prospects, including Workday, a leading provider of mission-critical human capital management and financial applications. We trimmed several technology holdings, such as Ansys and KLA, due to their recent strong outperformance, but initiated a position in Amdocs, a leading provider of information technology consulting services for communications and media companies. We believe Amdocs is poised to benefit

Quarterly Report • 2023

from digital transformation, cloud migration and 5G tailwinds within the communications segment.

The Fund is also overweight in the Industrials sector. The anchor tenants, including Otis Worldwide, CNH Holdings and Republic Services, all have well-capitalized businesses that should deliver robust growth and free cash flow throughout an economic cycle.

Similarly, we remain overweight the Health Care sector, anchored by molecular diagnostics and 3D mammography leader Hologic and life sciences tools players, Agilent and Avantor. The Fund is also overweight the Consumer Staples sector with defensive positions in Sysco Foods, the largest domestic food distributor, and Grocery Outlet, an off-price grocer with multi-year growth runway as it expands its store count and gains further share from traditional grocers.

We maintain a slight overweight position in the Materials sector, supported by Ball Corporation, a leading aluminum can manufacturer. We have also upgraded our materials positioning by taking advantage of the recent sell-off in Sherwin Williams and exiting our position in PPG, which we believe is already discounting rosy volume growth over the next several years. We believe Sherwin, with its leading consumer paint brands, offers an attractive risk reward, supported by strong pricing, a pristine balance sheet and reasonable earnings expectations. Additionally, we added Nutrien, the world’s largest crop nutrients and services provider, which we believe is poised to benefit from favorable fertilizer demand and pricing trends.

The portfolio’s biggest underweights are in Financials, Utilites, Communications Services and Consumer Discretionary sectors. As part of our responsible investing focus, we do not hold any energy stocks. Within the Financials sector, our largest holding is

CBOE, a wide-moat market exchange platform that we believe is well positioned to benefit from heightened volatility. We initiated a position in Bank of New York Mellon, the world’s largest bank custodian, which is positioned to deliver steady free cash flow given its highly diversified customer base and essential banking services.

Within the consumer sector, we initiated a position in Pool Corp, a leading supplier of pool equipment and services. We’re excited about Pool’s opportunity to expand margins and deliver steady top-line profitable growth. To make room for this position, we exited Levi Strauss, where we have seen deteriorating sales growth and elevated inventory levels.

We maintain an optimistic outlook on the durability and upside potential of the portfolio. Our disciplined investment process and deeply committed investment team position us well to navigate these challenging times. Your portfolio managers have over 40 years of combined investing experience, which we bring to bear each day with the goal of generating strong, risk-adjusted returns that have attracted many of you to the Fund over the years. We thank you for your continued trust and investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny

Lead Portfolio Manager

Lori A. Keith

Portfolio Manager

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Quarterly Report • 2023

Parnassus Mid Cap Growth Fund

As of March 31, 2023, the net asset value (“NAV”) of the Parnassus Mid Cap Growth Fund – Investor Shares was $48.08, resulting in a gain of 13.72% for the first quarter. This compares to a gain of 9.14% for the Russell Midcap Growth Index (“Russell Midcap Growth”).

Below is a table that summarizes the performance of the Fund and the Russell Midcap Growth. The returns are for the one-, three-, five- and ten-year periods ended March 31, 2023.

Parnassus Mid Cap Growth Fund

	Average Annual Total Returns (%)

	for period ended March 31, 2023

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Mid Cap Growth Fund – Investor Shares	-10.38	9.80	5.23	9.12	0.80	0.80

Parnassus Mid Cap Growth Fund – Institutional Shares	-10.28	9.93	5.37	9.24	0.70	0.68

Russell Midcap Growth Index	-8.52	15.20	9.07	11.17	NA	NA

The average annual total return for the Parnassus Mid Cap Growth Fund – Institutional Shares from commencement (April 30, 2015) was 6.26%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Growth Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Mid Cap Growth is an index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2023, Parnassus Investments, LCC has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total annual fund operating expenses to 0.80% of net assets for the Parnassus Mid Cap Growth Fund – Investor Shares and to 0.68% of net assets for the Parnassus Mid Cap Growth Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2024, and may be continued indefinitely by the investment adviser on a year-to-year basis.

First Quarter Review

The market started the year off with a solid gain, as the Russell Midcap Growth returned 9.14% during the first quarter. We’re pleased that our Fund beat the index by 458 basis points (one basis point is 1/100th of one percent), finishing up 13.72%.

Sector allocation had a positive impact on our performance relative to the benchmark. The Energy sector was the benchmark’s worst-performing sector, so our avoidance of the sector added to our relative return. As a fossil-fuel free fund**, we don’t invest in oil and gas stocks. Over the long term, we believe this will benefit our portfolio as the economy transitions toward renewable energy sources. Our overweight positioning of the Information Technology sector was another key contributor, as the sector outperformed the benchmark. Stock selection was also a notable positive, as strong selection in Information Technology and Health Care overcame poor stock picking in Financials.

Two of the Fund’s worst performers this quarter were our regional bank stocks, First Republic Bank and Signature Bank. First Republic fell a shocking 72.5% to our average selling price, subtracting 2.2%* from the Fund’s return. We exited Signature Bank earlier, but it still fell 38.7% to our average selling price, cutting another 0.2% from the Fund’s return. Both banks plunged after Silicon Valley Bank, a regional bank focused on start-up companies, abruptly failed after massive losses on its bond portfolio caused a run on the bank. While Signature and First Republic didn’t have the same investment losses or industry focus as Silicon Valley Bank, their deposits were also concentrated in accounts that were above the federal insurance limit of $250,000. Signature and First Republic both had attractive client bases of successful

* For this report, we quote total return to the portfolio, which includes price change and dividends.

** The Fund is fossil-fuel free, meaning it does not invest in companies that derive significant revenues from the extraction, exploration, production or refining of fossil fuels; the Fund may invest in companies that use fossil fuel-based energy to power their operations or for other purposes. The Fund defines “significant revenues” as being 10% or greater.

Quarterly Report • 2023

businesses and high-net-worth individuals, but these desirable clients had other banking options and could move their money quickly in a crisis.

After the shocking failure of Silicon Valley Bank, contagion spread to Signature and First Republic, as their depositors’ fear of losing money in a similar bank run essentially created one. We exited Signature Bank to concentrate our position in First Republic, just before a bank run led regulators to close Signature on March 12. First Republic has survived, but steep deposit outflows and credit rating downgrades have severely impaired its business, so we exited our position.

CoStar, a leading operator of online real estate marketplaces and data services, trimmed the Fund’s return by 0.2% as its shares fell 10.9%. The stock fell after CoStar announced plans to invest heavily in its Homes.com marketplace, which will reduce the company’s profitability this year. We believe that CoStar’s experienced management team is successfully positioning Homes.com to address its massive market opportunity, and we think the return from the Homes.com investment will pay dividends in the years to come. We took advantage of the sell-off to add to our position.

Our best performer was MercadoLibre, the leading online consumer marketplace and payments platform in Latin America. Its stock contributed 1.9% to our return as it soared 55.8% after the company’s quarterly results beat expectations. MercadoLibre’s e-commerce business continues to gain market share, driven by its strong value proposition centered around a broad assortment of products, compelling price points and fast delivery speeds. The company’s payments business is becoming a one-stop shop for financial services, as it now offers a full suite of products ranging from payments to credit, insurance and savings.

Align Technology is the leader in the clear aligner market. Its stock added 1.8% to our return as it jumped 58.4% after the company reported better-than-expected sales and earnings. The highlight of the quarter was management’s commentary that after several weak quarters, the demand environment has now stabilized. In fact, for the first time in a year, clear aligner volumes increased sequentially. Looking ahead, we think the clear aligner category will continue to take market share from metal braces and that Align will be leading that charge.

Insurance software provider Guidewire added 1.2% to the Fund’s return as its stock rallied 31.2%. Guidewire’s quarterly results were highlighted by faster-than-expected annualized recurring revenue growth and gross profit margin expansion. Guidewire’s stock also received a boost after a competitor, Duck Creek Technologies, was acquired by a private equity firm at a 46% premium. We expect Guidewire to grow its revenue at a double-digit rate for many years while expanding its margins, and the premium price paid for its smaller peer supports our view that Guidewire is attractively valued.

Quarterly Report • 2023

Parnassus Mid Cap Growth Fund

As of March 31, 2023

(percentage of net assets)

*For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

The Russell Midcap Growth rallied 9.1% to start 2023, rebounding from its 26.7% decline in 2022. During the second half of 2022, we added to many of our mission-

critical software and secularly growing yet cyclical stocks that were trading at historically low valuations. We’re happy that these investments are beginning to pay off. Our three biggest winners this quarter—MercadoLibre, Align and Guidewire—were all stocks that we added to during last year’s sell off. As we had anticipated, our higher-growth stocks have rallied as investors have refocused on their secular growth drivers amid decelerating inflation and an eventual end to the Federal Reserve’s interest rate increases. However, the regional banking crisis has darkened our outlook. As deposits flow into higher-yielding money market funds and systemically important financial institutions that are perceived to be safer, regional banks may have less funding to lend. This could disproportionately impact small businesses, who employ almost half of all Americans and are the lifeblood of many communities.

Due to the risk of a sharper economic downturn, we have reduced our exposure to economically cyclical stocks. We took advantage of Align’s significant jump and trimmed our position. We also reduced our semiconductor weighting after these stocks rallied sharply from their troughs last Fall. We took losses and moved on from First Republic Bank and Signature Bank. We sold Block, a fast-growing yet highly cyclical business, because we became concerned about compliance controls at Cash App. We sold freight broker C.H. Robinson after the company fired its CEO without a permanent replacement. Finally, we sold information provider Thomson Reuters after its relative valuation reached a level that we no longer found attractive.

While we’ve reduced our portfolio’s cyclicality, it remains offensively positioned for several reasons. First, the Russell Midcap Growth is still down roughly 25% from its peak in November 2021, so there is still a lot of room for it to rebound. Second, we expect inflation to continue to decelerate as the lagging shelter component eventually turns down. This should serve as a nice tailwind for growth stocks. Finally, the federal election in 2024 likely encourages stimulative fiscal measures from incumbents to improve their chances to be re-elected.

We finished the quarter with three new stocks. We initiated a position in Ball Corp, the leading manufacturer of aluminum cans. We expect aluminum’s superior environmental profile to drive a secular shift away from plastic bottles. We also expect Ball’s margins

Quarterly Report • 2023

to recover this year as cost inflation decelerates, prices contractually increase and capital expenditures decline.

We also invested in paint manufacturer Sherwin-Williams. Sherwin-Williams is a company we’ve admired for a long time due to its operational excellence and premium brand. Sherwin-Williams’s gross margins have been squeezed by rising input costs, but we expect declining raw material prices and the company’s pricing power will generate improving profitability over the next several years. A slowdown in the housing market has reduced demand for paint, and while we don’t know when the housing market will recover, we’re confident that whenever it does, this best-in-class company will be among the biggest beneficiaries.

Finally, we welcomed apparel retailer Lululemon back to the portfolio. We had the opportunity to buy the stock at an attractive valuation due to worries that excess inventory could impair its gross margins. We believe that Lululemon has a stellar brand with a strong management team and significant growth opportunities internationally in the men’s category and via e-commerce. The stock has already generated positive returns for us, as the company reported impressive quarterly results and provided a bullish outlook for the upcoming year.

At quarter end, Information Technology remains our largest sector weighting at 37%. Specifically, software is our largest industry overweight, as we believe these innovative businesses solve complex problems for their customers and generate resilient revenue streams. The inherent operating leverage in their business models, combined with newfound management discipline, should lead to meaningful margin expansion. Health

Care is our second-largest sector at 19% of the Fund, and we’ve concentrated our investments into a handful of high-conviction ideas, including life sciences technology provider Veeva, gene sequencer Illumina and pet diagnostics maker IDEXX Laboratories. We’re now overweight the Materials sector after adding Ball Corp. and Sherwin-Williams, which join our existing position in fertilizer manufacturer Nutrien. We believe these three companies are best in class in their respective fields, have stock-specific opportunities to drive outperformance and further diversify our portfolio.

Our focus continues to be on high-quality growth compounders-innovative companies that are market share gainers with expanding moats and clean balance sheets. We’re pleased with the Fund’s performance during the first quarter, and we’re excited to see how our companies perform as the year unfolds.

Thank you for your investment in the Parnassus Mid Cap Growth Fund.

Yours truly,

Ian E. Sexsmith

Lead Portfolio Manager

Robert J. Klaber

Portfolio Manager

Quarterly Report • 2023

Parnassus Fixed Income Fund

As of March 31, 2023, the net asset value (“NAV”) of the Parnassus Fixed Income Fund – Investor Shares was $14.67, producing a gain for the quarter of 2.65% (including dividends). This compares to a gain of 2.96% for the Bloomberg Barclays U.S. Aggregate Bond Index (“Bloomberg Aggregate Index”).

Below is a table comparing the performance of the Fund with that of the Bloomberg Aggregate Index. Average annual total returns are for the one-, three-, five- and ten-year periods. For March 31, the 30-day subsidized SEC yield was 4.58%, and the unsubsidized SEC yield was 4.37%.

Parnassus Fixed Income Fund

	Average Annual Total Returns (%)

	for period ended March 31, 2023

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Fixed Income Fund – Investor Shares	-5.72	-3.46	0.50	0.90	0.82	0.58

Parnassus Fixed Income Fund – Institutional Shares	-5.47	-3.22	0.72	1.08	0.59	0.39

Bloomberg U.S. Aggregate Bond Index	-4.78	-2.77	0.90	1.36	NA	NA

The average annual total return for the Parnassus Fixed Income Fund – Institutional Shares from commencement (April 30, 2015) was 0.95%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived.

Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Bloomberg U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index) is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2023, Parnassus Investments, LLC has contractually agreed to limit total operating expenses to 0.58% of net assets for the Parnassus Fixed Income Fund – Investor Shares and to 0.39% of net assets for the Parnassus Fixed Income Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2024, and may be continued indefinitely by the Adviser on a year-to-year basis.

First Quarter Review

Bonds started 2023 by recovering some of the losses recorded last year. The Parnassus Fixed Income Fund –Investor Shares finished the quarter slightly behind the Bloomberg Aggregate Index, with a return of 2.65% versus the Index’s gain of 2.96%. The quarter was exceptionally turbulent, as investors swayed between optimism around the economy to panic after the failure of several regional banks. Despite the intense volatility, the 10-year Treasury finished the quarter largely where it began, though yields on two-year bonds fell precipitously on recession concerns.

Performance for the Fixed Income Fund was driven by our allocation to corporate bonds. We maintained a significant overweight allocation to this asset class during the quarter, averaging 70.40% invested in corporate securities versus 24.41% for the Index. Corporate bonds did well in the quarter, recording gains of 3.52% for the index, so attribution from allocation added 23 basis points to the total return.

While selection is typically a bright spot for the Fund, selection detracted 17 basis points (One basis point is 1/100th of one percent) from the total return in the quarter. Our portfolio of corporate securities gained only 3.29% as compared to 3.53% for the index, dragged down by losses on preferred stock issued by First Republic Bank. Our preferred stock position in First Republic lost 67.25% as the bank became distressed following the failure of Silicon Valley Bank. We exited the position early in the crisis, but this holding alone subtracted 64 basis points from the total return, all from selection. Looking at selection without the impact of First Republic shows our typical strength in this area.

Preferred stock also provided some bright spots in the quarter, as our holdings of three different preferred stock issuances from Public Storage cumulatively

Quarterly Report • 2023

added 16 basis points to the total return. Our investments in preferred stock were an advantage to the Fund over the last few years, especially when rates were very low and yields on preferred stock well exceeded yields on typical bonds. However, this advantage dissipated as bond yields rose, so we have sold down our position in these securities.

Returns within our corporate bond holdings varied substantially. As a whole, industrial bonds, which include our holdings of technology, consumer and health care company bonds, well outperformed the market. We have 52.60% of the Fund allocated to these bonds versus 14.12% for the Index. Our overweight allocation to industrial corporate bonds added 44 basis points to the total return while selection within that category removed only 6 basis points. Winners included green bonds issued by Xylem and bonds issued by SBA Communications.

Our investments in Treasury bonds were neutral in the quarter. Even though we are significantly underweight Treasuries at 15.88% allocation versus the index at 40.79%, our holdings have a longer duration. This longer duration, at 6.88 years versus 6.18 years, acted as a counterbalance to our underweight allocation in the quarter.

Finally, the Fund held no securitized investments in the quarter. Securitized bonds constitute 29.70% of the Index and mostly comprise residential mortgages. This asset class underperformed the others, including Corporate bonds and Treasury bonds, and so not holding mortgages gave us an advantage. The Fund gained 15 basis points in total return from our significant underweight position.

Parnassus Fixed Income Fund

As of March 31, 2023

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

While the first quarter ended with the banking crisis subsiding, the potential fallout from the stress in the banking system is unknown. What is clear is that higher funding costs and tighter credit conditions revealed previously hidden vulnerabilities, particularly for businesses that have relied on cheap financing.

As the recent turmoil and the full impact of monetary tightening have yet to hit the economy, the probability of a recession starting this year increased. At the same time, the divergence between investor expectations and the Federal Reserve’s intended rate policy path remains wide. The market unequivocally believes the Federal Reserve’s rate hike cycle is complete and now expects the Federal Reserve to cut rates several times this year. However, most members on the Federal Reserve’s Open Market Committee expect rates to

Quarterly Report • 2023

remain flat through the rest of the year and even elevated through 2024.

In response to what we anticipate will be more stress, we positioned the Fund more defensively by trimming our larger positions, adding more green bonds and increasing our allocation to Treasuries. We finished the quarter with 20% of the Fund in green bonds, which is an important milestone in our continued push toward more sustainable investing. These green bonds were primarily issued by corporations that are already owned across the Parnassus Funds or were in the past, or were issued by companies we’d long followed and admired.

We finished the quarter at approximately 20% Treasuries, up from 16% at the end of 2022. The duration of our Treasury holdings also increased from 6.72 years to 7.49 years, reflecting our belief that long-end rates will remain relatively stable or decline. Similarly, our holdings of Corporate bonds declined somewhat in the quarter and the duration of those holdings declined as well. Overall, the Fund’s duration ended the quarter nearly in line with the index at 6.30 years versus 6.38 years.

The good news for bond investors is that it’s less likely rates will move higher than at any point in the last three years, meaning that we’re unlikely to see losses akin to last year. While we think it’s possible that the Federal Reserve will disappoint the market and keep rates high to fight persistent inflation, we see an attractive setup over the next few years for investors optimizing for risk-adjusted yield.

As always, thank you for your investment.

Samantha Palm

Portfolio Manager

Minh Bui

Portfolio Manager

Quarterly Report • 2023

Responsible Investing Notes

The relevance of considering intangible value drivers-such as climate change and other ESG risks and opportunities-continued to be a centerpiece of U.S. politics throughout the first quarter. In addition to a flurry of anti- and pro-ESG rulemakings at the state level, Congress passed a bill to overturn a 2022 Department of Labor rule explicitly allowing investment managers to consider relevant ESG factors in decision-making. Shortly after, President Biden (smartly) vetoed it, representing the first veto of his presidency.

As always, at Parnassus our approach to ESG is about responsibly building long-term value for our investors. It’s about selecting for our funds high-quality companies that have taken the time to identify, prioritize and manage the ESG issues that matter most to their stakeholders and the success of their businesses. We seek out companies that use ESG to build more resilient and sustainable businesses and to identify opportunities for leadership and innovation. We drive further improvements through collaborative company engagement, as well as thoughtful proxy voting and industry advocacy activities. Our activities are apolitical and designed to improve long-term returns for you.

During the first quarter, we engaged companies in our portfolio on climate change, materiality assessments, workplace, proxy and ESG disclosure and strategy feedback. A few highlights include:

●

Climate Change/Climate Risk: In January, Parnassus announced its intention to be net zero across all assets under management by 2050 and shared this goal in writing with nearly every company in our funds. This means that we now expect companies in our funds to have science-based emissions reduction targets by 2040, or sooner. We engage high emitters that have not set science-based emission reduction targets and work collaboratively to help companies set them. We also engage to improve climate-related disclosures. During the first quarter, the goals of several of our disclosure-related engagements were achieved-including at Progressive, which reported climate-related data to CDP after a ten-year hiatus, and at CoStar Group, which committed to report third-party validated emissions data to CDP in 2023. We also launched an engagement with Procter & Gamble on deforestation and provided useful feedback to them on their forest management and pulp and paper product practices.

●

Sustainable Workplace: Parnassus, along with a coalition of investors, jointly announced that a withdrawal agreement had been reached with Apple regarding a 2022 shareholder proposal. Pursuant to this agreement, Apple agreed to conduct a third-party assessment overseen by its board of the company’s adherence to its Human Rights Policy, with a focus on the rights of workers to organize and bargain collectively. We expect this report to be published later in 2023. We also initiated engagements with rail companies Union Pacific Corporation and Canadian Pacific on hazardous material handling and safety, disaster response, labor management, governance and environmental justice following Norfolk Southern’s high-profile train derailment in East Palestine, Ohio.

●

Materiality Assessments: Parnassus launched its materiality assessment engagements in January, asking companies with unclear ESG strategies to conduct materiality assessments and/or disclose the results to their investors. We believe that materiality assessments, when supported by effective leadership, strong policies and programs, and transparent metrics and goals, can help drive strategy and sustain long-term value creation. So far, one engaged company has committed to doing such an assessment, and we have had productive initial conversations with several others. In addition, following engagements late last year, CoStar disclosed an ESG materiality assessment in its 2023 ESG Report.

●

Environmental Justice: Parnassus continues to lead an investor working group on environmental justice, joined by 17 other investor organizations. This quarter, the group set its yearlong workplan that includes creating and publishing shared investor expectations for company action on the topic. Parnassus’s engagements with companies continue to yield positive outcomes, as three additional portfolio companies have committed to taking meaningful steps to improve their practices, policies and disclosure. A fourth company, Republic Services, committed to undergo a civil rights audit that includes environmental justice information following significant shareholder support for two related shareholder proposals at last year’s annual meeting, including our own.

Quarterly Report • 2023

While we continue our work to build wealth responsibly for long-term investors, I expect to see continued misleading headlines on ESG during the rest of the year. I also expect a politically charged proxy season with high-profile votes on executive compensation, climate change, labor and reproductive rights at the fore. We may also see a busy SEC rulemaking period with potential for final rules on company climate change disclosures and ESG fund disclosures, and a proposed rule on human capital management. Through all of this, Parnassus will continue to engage companies to effect positive change and apply our proxy policies to vote in a manner that we believe is consistent with the firm’s principles and in the best interest of fund shareholders.

And we will do our best to help bridge what I believe is a false divide that obscures a common goal to drive and sustain shareholder value for the long term.

Thank you for your trust and investment as we continue pursuing Principles and Performance®.

Sincerely,

Marian Macindoe

Head of ESG Stewardship

Quarterly Report • 2023

Parnassus Core Equity Fund

Portfolio of Investments as of March 31, 2023 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Microsoft Corp.	5,946,554	1,714,391,518	6.8%
Alphabet Inc., Class A	10,847,993	1,125,262,314	4.4%
Salesforce Inc.	4,911,099	981,139,358	3.9%
Deere & Co.	2,374,200	980,259,696	3.9%
Mastercard Inc., Class A	2,511,947	912,866,659	3.6%
Apple Inc.	5,327,965	878,581,429	3.5%
Oracle Corp.	9,242,752	858,836,516	3.4%
Linde plc	2,332,094	828,919,491	3.3%
CME Group Inc., Class A	4,091,686	783,639,703	3.1%
The Procter & Gamble Co.	5,039,444	749,314,928	2.9%
Bank of America Corp.	24,960,876	713,881,054	2.8%
Gilead Sciences Inc.	8,448,783	700,995,526	2.8%
Mondelez International Inc., Class A	9,368,546	653,175,027	2.6%
Ball Corp.	11,805,203	650,584,737	2.6%
Waste Management Inc.	3,971,331	648,002,079	2.5%
Fiserv Inc.	5,604,124	633,434,136	2.5%
S&P Global Inc.	1,756,000	605,416,120	2.4%
Danaher Corp.	2,382,889	600,583,344	2.4%
Becton, Dickinson and Co.	2,405,930	595,563,912	2.3%
Thermo Fisher Scientific Inc.	1,030,280	593,822,484	2.3%
Intercontinental Exchange Inc.	5,630,489	587,203,698	2.3%
Marsh & McLennan Co., Inc.	3,521,857	586,565,283	2.3%
Applied Materials Inc.	4,434,589	544,700,567	2.1%
Canadian Pacific Railway Ltd.	7,044,943	542,037,914	2.1%
Verisk Analytics Inc.	2,777,479	532,887,121	2.1%
Sysco Corp.	6,864,337	530,132,747	2.1%
Costco Wholesale Corp.	1,062,873	528,109,708	2.1%
Texas Instruments Inc.	2,501,486	465,301,411	1.8%
T-Mobile US Inc.	3,018,452	437,192,588	1.7%
The Sherwin-Williams Co.	1,809,386	406,695,691	1.6%
Roche Holding AG (ADR)	10,526,411	377,477,098	1.5%
Adobe Inc.	919,624	354,395,501	1.4%
American Tower Corp.	1,733,780	354,280,605	1.4%
The Charles Schwab Corp.	6,694,648	350,665,662	1.4%
D.R. Horton Inc.	3,290,016	321,401,663	1.3%
NVIDIA Corp.	1,152,047	320,004,095	1.3%
Micron Technology Inc.	5,166,815	311,765,617	1.2%
Target Corp.	1,702,206	281,936,380	1.1%
Nutrien Ltd.	3,312,359	244,617,712	1.0%
AutoZone Inc.	50,289	123,617,905	0.5%

Total investment in equities		24,409,658,997	96.3%

Total short-term securities		743,981,191	2.9%

Other assets and liabilities		210,216,141	0.8%

Total net assets		25,363,856,329	100.0%

Net asset value as of March 31, 2023
Investor shares		$50.39
Institutional shares		$50.51

Quarterly Report • 2023

Parnassus Growth Equity Fund

Portfolio of Investments as of March 31, 2023 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Microsoft Corp.	5,692	1,641,004	10.1%
Amazon.com Inc.	9,412	972,165	6.0%
Apple Inc.	4,659	768,269	4.7%
Visa Inc.	3,362	757,997	4.6%
Alphabet Inc., Class A	7,255	752,561	4.6%
Thermo Fisher Scientific Inc.	934	538,330	3.3%
Procore Technologies Inc.	7,349	460,268	2.8%
PTC Inc.	3,544	454,447	2.8%
LVMH Moet Hennessy Louis Vuitton ADR	2,212	406,411	2.5%
AstraZeneca plc, ADR	5,831	404,730	2.5%
Boston Scientific Corp.	8,073	403,892	2.5%
NVIDIA Corp.	1,412	392,211	2.4%
Nike Inc., Class B	3,177	389,627	2.4%
S&P Global Inc.	1,097	378,213	2.3%
Advanced Micro Devices Inc.	3,817	374,104	2.3%
Planet Fitness Inc., Class A	4,787	371,806	2.3%
Costco Wholesale Corp.	744	369,671	2.3%
Salesforce Inc.	1,797	359,005	2.2%
Eli Lilly & Co.	1,031	354,066	2.2%
Ares Management Corp., Class A	4,192	349,780	2.1%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3,531	328,454	2.0%
Hershey Co.	1,276	324,627	2.0%
UnitedHealth Group Inc.	678	320,416	2.0%
Dexcom Inc.	2,534	294,400	1.8%
Workday Inc., Class A	1,409	291,015	1.8%
Cloudflare Inc., Class A	4,596	283,389	1.7%
Stellantis N.V.	15,542	282,709	1.7%
Verisk Analytics Inc.	1,409	270,331	1.7%
Canadian Pacific Railway Ltd.	3,324	255,749	1.6%
The Sherwin-Williams Co.	1,103	247,921	1.5%
Old Dominion Freight Line Inc.	718	244,723	1.5%
Vertex Pharmaceuticals Inc.	766	241,344	1.5%
Colgate-Palmolive Co.	3,152	236,873	1.5%
Applied Materials Inc.	1,925	236,448	1.4%
Airbnb Inc., Class A	1,887	234,743	1.4%
ASML Holding NV, ADR	342	232,803	1.4%
Deere & Co.	562	232,039	1.4%
ServiceNow Inc.	499	231,895	1.4%
SBA Communications Corp., Class A	877	228,958	1.4%
Linde plc	457	162,436	1.0%

Total investment in equities		16,079,830	98.6%

Total short-term securities		568,167	3.5%

Other assets and liabilities		(339,283)	-2.1%

Total net assets		16,308,714	100.0%

Net asset value as of March 31, 2023
Investor shares		$17.26
Institutional shares		$17.27

Quarterly Report • 2023

Parnassus Value Equity Fund

Portfolio of Investments as of March 31, 2023 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Merck & Co., Inc.	1,931,707	205,514,308	4.4%
Sysco Corp.	1,975,976	152,604,626	3.3%
D.R. Horton Inc.	1,482,209	144,796,997	3.1%
Gilead Sciences Inc.	1,738,122	144,211,982	3.1%
Verizon Communications Inc.	3,521,415	136,947,829	2.9%
Cisco Systems Inc.	2,517,772	131,616,531	2.8%
The Progressive Corp.	911,671	130,423,653	2.8%
Comcast Corp., Class A	3,428,863	129,988,196	2.8%
Ball Corp.	2,295,707	126,516,413	2.7%
Oracle Corp.	1,358,062	126,191,121	2.7%
Deere & Co.	287,730	118,797,962	2.6%
Global Payments Inc.	1,128,745	118,789,124	2.6%
S&P Global Inc.	331,514	114,296,082	2.4%
Bank of America Corp.	3,938,303	112,635,466	2.4%
The Bank of New York Mellon Corp.	2,444,145	111,061,949	2.4%
Agilent Technologies Inc.	796,434	110,178,680	2.4%
Mastercard Inc., Class A	300,000	109,023,000	2.3%
Cummins Inc.	455,464	108,801,240	2.3%
Micron Technology Inc.	1,796,456	108,398,155	2.3%
Microsoft Corp.	369,967	106,661,486	2.3%
American Express Co.	642,639	106,003,303	2.3%
FedEx Corp.	459,685	105,033,426	2.3%
Target Corp.	630,045	104,354,353	2.2%
Ross Stores Inc.	979,200	103,922,496	2.2%
Alphabet Inc., Class A	993,078	103,011,981	2.2%
Simon Property Group Inc.	913,815	102,319,866	2.2%
Amdocs Ltd.	1,048,646	100,701,475	2.2%
Moderna Inc.	644,208	98,937,465	2.1%
Align Technology Inc.	295,375	98,696,603	2.1%
Western Digital Corp.	2,560,322	96,447,330	2.1%
Citigroup Inc.	1,922,087	90,126,659	1.9%
The Charles Schwab Corp.	1,695,957	88,834,228	1.9%
Union Pacific Corp.	436,475	87,844,959	1.9%
Biogen Inc.	305,808	85,023,798	1.8%
Baxter International Inc.	2,086,730	84,637,769	1.8%
BioMarin Pharmaceutical Inc.	832,295	80,932,366	1.7%
W.W. Grainger Inc.	115,186	79,341,269	1.7%
Accenture plc, Class A	257,851	73,696,394	1.6%
International Flavors & Fragrances Inc.	772,359	71,026,134	1.5%
Capital One Financial Corp.	700,000	67,312,000	1.4%
VF Corp.	2,124,793	48,679,008	1.0%
The Gap Inc.	4,729,419	47,483,367	1.0%
Apple Inc.	283,318	46,719,138	1.0%
CME Group Inc., Class A	169,694	32,499,795	0.7%
Applied Materials Inc.	222,448	27,323,288	0.6%
Paychex Inc.	175,000	20,053,250	0.4%

Total investment in equities		4,598,416,520	98.4%

Total short-term securities		46,934,779	1.0%

Other assets and liabilities		29,530,134	0.6%

Total net assets		4,674,881,433	100.0%

Net asset value as of March 31, 2023
Investor shares		$45.92
Institutional shares		$46.04

Quarterly Report • 2023

Parnassus Mid Cap Fund

Portfolio of Investments as of March 31, 2023 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Hologic Inc.	3,786,427	305,564,659	5.2%
Otis Worldwide Corp.	3,084,331	260,317,536	4.4%
Sysco Corp.	3,265,011	252,156,800	4.3%
Cboe Global Markets Inc.	1,788,903	240,142,339	4.1%
CNH Industrial NV	15,410,297	235,315,235	4.0%
Republic Services Inc.	1,597,010	215,947,692	3.7%
Workday Inc., Class A	976,481	201,682,386	3.4%
C.H. Robinson Worldwide Inc.	1,989,767	197,723,147	3.4%
Verisk Analytics Inc.	1,010,766	193,925,565	3.3%
Avantor Inc.	8,893,417	188,006,835	3.2%
O’Reilly Automotive Inc.	217,885	184,980,007	3.2%
SBA Communications Corp., Class A	687,234	179,416,180	3.1%
Ball Corp.	3,183,667	175,451,888	3.0%
Roper Technologies Inc.	395,347	174,225,469	3.0%
Grocery Outlet Holding Corp.	6,022,813	170,204,695	2.9%
Agilent Technologies Inc.	1,197,216	165,622,861	2.8%
Broadridge Financial Solutions Inc.	1,087,400	159,380,218	2.7%
The Sherwin-Williams Co.	701,395	157,652,554	2.7%
Xylem Inc.	1,379,769	144,461,814	2.5%
IQVIA Holdings Inc.	702,600	139,740,114	2.4%
The Bank of New York Mellon Corp.	2,941,223	133,649,173	2.3%
BioMarin Pharmaceutical Inc.	1,363,955	132,630,984	2.3%
IDACORP Inc.	1,185,502	128,425,432	2.2%
Autodesk Inc.	593,940	123,634,550	2.1%
KLA Corp.	308,117	122,991,063	2.1%
Ansys Inc.	363,676	121,031,373	2.1%
D.R. Horton Inc.	1,236,643	120,807,655	2.1%
Jack Henry & Associates Inc.	797,001	120,123,991	2.0%
Amdocs Ltd.	1,219,691	117,126,927	2.0%
Nutrien Ltd.	1,192,088	88,035,699	1.5%
Burlington Stores Inc.	424,619	85,815,500	1.5%
Lam Research Corp.	160,864	85,277,224	1.4%
Pool Corp.	245,893	84,203,599	1.4%
Synopsys Inc.	214,487	82,845,604	1.4%
Pentair plc	1,388,453	76,739,797	1.3%
Alexandria Real Estate Equities Inc.	487,211	61,188,829	1.0%
Western Digital Corp.	1,484,647	55,926,653	1.0%
VF Corp.	2,162,672	49,546,816	0.8%
Trimble Inc.	620,049	32,502,969	0.5%

Total investment in equities		5,764,421,832	98.3%

Total short-term securities		87,713,380	1.5%

Other assets and liabilities		10,927,193	0.2%

Total net assets		5,863,062,405	100.0%

Net asset value as of March 31, 2023
Investor shares		$34.04
Institutional shares		$34.20

Quarterly Report • 2023

Parnassus Mid Cap Growth Fund

Portfolio of Investments as of March 31, 2023 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Splunk Inc.	368,382	35,320,466	4.9%
Guidewire Software Inc.	423,353	34,736,114	4.8%
MercadoLibre Inc.	25,730	33,913,684	4.7%
Fortinet Inc.	483,695	32,146,370	4.4%
Veeva Systems Inc., Class A	167,429	30,771,776	4.2%
Illumina Inc.	121,637	28,286,684	3.9%
Ansys Inc.	84,527	28,130,585	3.9%
Workday Inc., Class A	133,563	27,586,102	3.8%
IDEXX Laboratories Inc.	48,983	24,495,419	3.4%
O’Reilly Automotive Inc.	26,154	22,204,223	3.0%
Align Technology Inc.	65,432	21,863,448	3.0%
Pool Corp.	58,899	20,169,374	2.8%
Ball Corp.	361,763	19,936,759	2.7%
Morningstar Inc.	94,728	19,232,626	2.6%
Verisk Analytics Inc.	94,320	18,096,235	2.5%
Western Digital Corp.	470,262	17,714,769	2.4%
CoStar Group Inc.	257,115	17,702,368	2.4%
The Trade Desk Inc., Class A	285,430	17,385,541	2.4%
Broadridge Financial Solutions Inc.	115,119	16,872,992	2.3%
Equifax Inc.	81,629	16,557,626	2.3%
Agilent Technologies Inc.	118,676	16,417,638	2.3%
Five9 Inc.	225,571	16,306,528	2.2%
The Progressive Corp.	113,566	16,246,752	2.2%
The Sherwin-Williams Co.	72,133	16,213,334	2.2%
Hilton Worldwide Holdings Inc.	108,531	15,288,762	2.1%
Old Dominion Freight Line Inc.	44,283	15,093,418	2.1%
Lam Research Corp.	27,246	14,443,649	2.0%
KLA Corp.	35,771	14,278,710	2.0%
Lululemon Athletica Inc.	39,157	14,260,588	2.0%
Monolithic Power Systems Inc.	28,318	14,174,292	1.9%
Cintas Corp.	30,581	14,149,217	1.9%
Teradyne Inc.	131,331	14,119,396	1.9%
Nutrien Ltd.	188,197	13,898,348	1.9%
BioMarin Pharmaceutical Inc.	142,279	13,835,210	1.9%
Synopsys Inc.	31,644	12,222,495	1.7%
Cadence Design Systems Inc.	54,507	11,451,376	1.6%

Total investment in equities		715,522,874	98.3%

Total short-term securities		13,203,861	1.8%

Other assets and liabilities		(554,816)	-0.1%

Total net assets		728,171,919	100.0%

Net asset value as of March 31, 2023
Investor shares		$48.08
Institutional shares		$48.25

Quarterly Report • 2023

Parnassus Fixed Income Fund

Portfolio of Investments as of March 31, 2023 (unaudited)

Preferred Stocks	Interest Rate	Maturity Date	Shares	Market Value ($)	Percent of Net Assets
Public Storage	4.00%	06/16/2026	136,587	2,522,762	0.9%
The Charles Schwab Corp.	4.45%	06/01/2026	103,049	1,990,907	0.7%
Morgan Stanley	4.25%	01/15/2027	100,000	1,895,000	0.7%
Public Storage	4.10%	01/13/2027	48,626	900,067	0.3%
Public Storage	3.88%	10/06/2025	22,966	417,981	0.2%

Total investment in preferred stocks				7,726,717	2.8%

Convertible Bonds			Principal Amount ($)
Sunrun Inc.	0.00%	02/01/2026	2,800,000	1,849,400	0.7%

Total investment in convertible bond				1,849,400	0.7%

Corporate Bonds
Sysco Corp.	2.40%	02/15/2030	6,000,000	5,214,500	1.9%
Ball Corp.	4.88%	03/15/2026	4,500,000	4,471,200	1.6%
McCormick & Co., Inc.	2.50%	04/15/2030	5,000,000	4,264,718	1.5%
Hanesbrands Inc.	4.88%	05/15/2026	4,500,000	4,263,750	1.5%
Pentair Finance SA	4.50%	07/01/2029	4,500,000	4,256,956	1.5%
Agilent Technologies Inc.	2.75%	09/15/2029	4,750,000	4,244,498	1.5%
Oracle Corp.	6.13%	07/08/2039	4,000,000	4,156,565	1.5%
CNH Industrial Capital LLC	1.45%	07/15/2026	4,500,000	4,026,036	1.4%
Micron Technology Inc.	2.70%	04/15/2032	5,000,000	4,001,346	1.4%
Trimble Inc.	4.90%	06/15/2028	4,000,000	3,971,625	1.4%
American Express Co.	4.05%	05/03/2029	4,000,000	3,897,121	1.4%
O’Reilly Automotive Inc.	4.20%	04/01/2030	4,000,000	3,843,916	1.4%
C.H. Robinson Worldwide Inc.	4.20%	04/15/2028	4,000,000	3,842,825	1.4%
Avantor Funding Inc.	4.63%	07/15/2028	4,000,000	3,796,360	1.4%
Global Payments Inc	5.95%	08/15/2052	4,000,000	3,791,364	1.4%
Citigroup Inc.	2.01%	01/25/2026	4,000,000	3,764,237	1.4%
SBA Communications Corp.	3.88%	02/15/2027	4,000,000	3,757,341	1.4%
Alaska Airlines 2020-1, Class B	8.00%	08/15/2025	3,569,918	3,625,507	1.3%
The Sherwin-Williams Co.	4.50%	06/01/2047	4,000,000	3,516,873	1.3%
Discover Financial Services	4.50%	01/30/2026	3,500,000	3,375,008	1.2%
Xylem Inc.	2.25%	01/30/2031	4,000,000	3,335,942	1.2%
Hilton Domestic Operating Company Inc.	3.75%	05/01/2029	3,684,000	3,287,970	1.2%
Roper Technologies Inc.	2.95%	09/15/2029	3,500,000	3,127,317	1.1%
Booking Holdings Inc.	4.63%	04/13/2030	3,000,000	2,996,859	1.1%
Southwest Airlines Co.	5.13%	06/15/2027	3,000,000	2,987,368	1.1%
Lowe’s Companies Inc.	4.50%	04/15/2030	3,000,000	2,963,230	1.1%
Autodesk Inc.	2.40%	12/15/2031	3,500,000	2,909,588	1.0%
Ross Stores Inc.	4.80%	04/15/2030	3,000,000	2,888,179	1.0%
PTC Inc.	4.00%	02/15/2028	3,000,000	2,803,398	1.0%
Macy’s Retail Holdings LLC	5.88%	04/01/2029	3,000,000	2,774,970	1.0%
Kansas City Southern	4.70%	05/01/2048	3,000,000	2,738,047	1.0%
Qorvo Inc.	3.38%	04/01/2031	3,000,000	2,481,780	0.9%
Fiserv Inc.	3.85%	06/01/2025	2,500,000	2,446,899	0.9%
Baxter International Inc.	2.54%	02/01/2032	3,000,000	2,440,599	0.9%
Merck & Co., Inc.	1.90%	12/10/2028	2,750,000	2,435,869	0.9%
Morgan Stanley	2.72%	07/22/2025	2,500,000	2,411,070	0.9%
Alexandria Real Estate Equities Inc.	2.00%	05/18/2032	3,000,000	2,306,585	0.8%

Quarterly Report • 2023

Parnassus Fixed Income Fund

Portfolio of Investments as of March 31, 2023 (unaudited) (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets
Capital One Financial Corp.	2.62%	11/02/2032	3,000,000	2,284,525	0.8%
T-Mobile USA Inc.	4.38%	04/15/2040	2,500,000	2,237,406	0.8%
Visa Inc.	0.75%	08/15/2027	2,500,000	2,157,995	0.8%
Masco Corp.	4.50%	05/15/2047	2,500,000	2,083,484	0.7%
VF Corp.	6.00%	10/15/2033	2,000,000	1,973,033	0.7%
Becton, Dickinson and Co.	3.36%	06/06/2024	2,000,000	1,962,502	0.7%
Regency Centers LP	3.75%	06/15/2024	2,000,000	1,953,313	0.7%
Regency Centers LP	4.40%	02/01/2047	2,400,000	1,950,492	0.7%
American Tower Corp.	2.40%	03/15/2025	2,000,000	1,899,103	0.7%
Masco Corp.	3.50%	11/15/2027	2,000,000	1,884,612	0.7%
American Tower Corp.	2.70%	04/15/2031	2,250,000	1,874,428	0.7%
Bank of America Corp.	1.53%	12/06/2025	2,000,000	1,868,971	0.7%
Kansas City Southern	2.88%	11/15/2029	2,000,000	1,790,721	0.6%
APTIV plc	5.40%	03/15/2049	2,000,000	1,785,672	0.6%
FedEx Corp.	4.25%	05/15/2030	1,750,000	1,699,100	0.6%
FedEx Corp.	4.75%	11/15/2045	1,750,000	1,578,693	0.6%
Alexandria Real Estate Equities Inc.	4.85%	04/15/2049	1,750,000	1,512,758	0.5%
The Charles Schwab Corp.	3.75%	04/01/2024	1,500,000	1,471,063	0.5%
T-Mobile USA Inc.	2.25%	02/15/2026	1,500,000	1,395,279	0.5%
Becton, Dickinson and Co.	4.69%	12/15/2044	1,500,000	1,393,284	0.5%
Fiserv Inc.	4.40%	07/01/2049	1,500,000	1,272,980	0.5%
Alphabet Inc.	1.10%	08/15/2030	1,500,000	1,227,375	0.4%
APTIV plc	4.15%	05/01/2052	1,500,000	1,169,383	0.4%
Autodesk Inc.	2.85%	01/15/2030	1,250,000	1,102,107	0.4%
VF Corp.	6.45%	11/01/2037	1,000,000	1,030,856	0.4%
APTIV plc	2.40%	02/18/2025	1,000,000	952,084	0.3%
Alphabet Inc.	2.05%	08/15/2050	1,500,000	949,542	0.3%
Discover Financial Services	4.10%	02/09/2027	1,000,000	944,381	0.3%
Digital Realty Trust Inc.	3.60%	07/01/2029	1,000,000	896,913	0.3%
Bank of America Corp.	3.85%	03/08/2037	1,000,000	851,979	0.3%
Alaska Airlines 2020-1, Class A	4.80%	08/15/2027	126,053	122,232	0.0%

Total investment in corporate bonds				174,693,682	62.6%

Supranational Bonds
International Finance Corp.	2.13%	04/07/2026	6,000,000	5,693,399	2.1%
International Bank for Reconstruction & Development	1.63%	11/03/2031	5,000,000	4,256,379	1.5%
International Bank for Reconstruction & Development	3.13%	11/20/2025	4,000,000	3,914,120	1.4%
European Bank for Reconstruction & Development	1.50%	02/13/2025	2,000,000	1,903,985	0.7%
European Investment Bank	1.63%	10/09/2029	2,000,000	1,762,640	0.6%
European Investment Bank	0.75%	09/23/2030	2,000,000	1,627,703	0.6%

Total investment in supranational bonds				19,158,226	6.9%

U.S. Government Agency Bonds
Federal Home Loan Bank	0.50%	07/28/2025	5,000,000	4,601,193	1.7%
Federal Home Loan Bank	3.33%	06/27/2025	4,000,000	3,906,683	1.4%

Total investment in U.S. Government Agency Bonds				8,507,876	3.1%

Quarterly Report • 2023

Parnassus Fixed Income Fund

Portfolio of Investments as of March 31, 2023 (unaudited) (continued)

U.S. Government Treasury Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets
U.S. Treasury	4.00%	11/15/2042	4,500,000	4,615,313	1.7%
U.S. Treasury	3.25%	05/15/2042	5,000,000	4,606,055	1.7%
U.S. Treasury	3.88%	03/31/2025	4,000,000	3,985,781	1.4%
U.S. Treasury	2.50%	05/31/2024	4,000,000	3,908,906	1.4%
U.S. Treasury	3.00%	08/15/5052	4,000,000	3,498,125	1.3%
U.S. Treasury	2.25%	11/15/2024	3,000,000	2,904,727	1.1%
U.S. Treasury	2.00%	02/15/2025	3,000,000	2,882,695	1.0%
U.S. Treasury	2.25%	11/15/2025	3,000,000	2,875,664	1.0%
U.S. Treasury	2.00%	02/15/2050	4,000,000	2,823,281	1.0%
U.S. Treasury (TIPS)	0.63%	02/15/2043	2,603,940	2,195,309	0.8%
U.S. Treasury	2.50%	01/31/2024	2,000,000	1,963,984	0.7%
U.S. Treasury	2.13%	03/31/2024	2,000,000	1,951,328	0.7%
U.S. Treasury	1.75%	06/30/2024	2,000,000	1,935,234	0.7%
U.S. Treasury	1.50%	11/30/2024	2,000,000	1,912,031	0.7%
U.S. Treasury	1.88%	07/31/2026	2,000,000	1,880,078	0.7%
U.S. Treasury	0.25%	06/30/2025	2,000,000	1,842,109	0.7%
U.S. Treasury	0.38%	12/31/2025	2,000,000	1,821,563	0.7%
U.S. Treasury (TIPS)	1.75%	01/15/2028	1,428,840	1,461,249	0.5%
U.S. Treasury	1.25%	05/15/2050	2,500,000	1,446,387	0.5%
U.S. Treasury	1.88%	11/15/2051	2,000,000	1,355,547	0.5%
U.S. Treasury (TIPS)	0.38%	07/15/2025	1,262,260	1,233,951	0.4%
U.S. Treasury	2.00%	05/31/2024	1,000,000	971,719	0.4%

Total investment in U.S. government treasury bonds				54,071,037	19.6%

Total long-term investments				266,006,937	95.7%

Total short-term securities				6,968,494	2.5%

Other assets and liabilities				4,981,436	1.8%

Total net assets				277,956,867	100.0%

Net asset value as of March 31, 2023
Investor shares				$14.67
Institutional shares				$14.68

Cash Flow (free cash flow) is a measure of the amount of money coming into and going out of a company. Credit Spread is the difference in yield between two bonds of the same maturity. Duration is a measure of the sensitivity of the price (the value of principal) of a fixed income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. Investment Grade refers to the quality of an issuer’s credit. The term usually refers to bonds rated BBB or higher by an independent rating agency. A rating below BBB is considered to be noninvestment grade. The 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements and it would be lower without those reimbursements. The Unsubsidized 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield. Price/Earnings (P/E) Ratio is a ratio of a stock’s current price to its per-share earnings over the past 12 months (or “trailing” 12 months); whereas, a Forward Price/Earnings (PE) Ratio is calculated using forecasted earnings.

The Yield to Worst (“YTW”) is the lowest potential bond yield received without the issuer defaulting, it assumes the worst-case scenario, or earliest redemption possible under terms of the bond and the Forward Earnings is an estimate of a company’s earnings for upcoming periods, usually the completion of the current fiscal year and often the following fiscal year whereas, a Forward Sales represents an estimate of a company’s expected sales over the next 12 months.

The Russell 1000® Growth Index, the Russell 1000® Value Index, the Russell Midcap® Index, the Russell Midcap® Growth Index, the Bloomberg U.S. Aggregate Bond Index, and the Standard & Poor’s 500 Composite Stock Price Index (the S&P 500 Index) are widely recognized indices of common stock prices.

The Russell 1000 Growth Index measures the performance of the large cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with relatively higher price-to-book ratios and higher expected earnings growth rates.

The Russell 1000 Value Index is a market capitalization weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth rates.

The Russell Midcap Index is a market capitalization-weighted index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index.

The Russell Midcap Growth Index measures the performance of the midcap growth segment of the US equity universe. It includes those Russell Midcap Index companies with higher price-to book ratios and higher forecasted growth values.

The Bloomberg U.S. Aggregate Bond Index is a widely recognized index of fixed income security prices.

The S&P 500 Index is an unmanaged index of 500 common stocks primarily traded on the New York Stock Exchange, weighted by market capitalization. Index performance includes the reinvestment of dividends and capital gains. An investor cannot invest directly in an index. An index reflects no deductions for fees, expenses or taxes. The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Parnassus Investments. Copyright © 2023 by S&P Dow Jones Indices LLC, a subsidiary of McGraw-Hill Financial, Inc., and/or its affiliates. All rights reserved. Redistribution, reproduction and/or photocopying in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

Earnings growth is not representative of the fund’s future performance.

Mutual fund investing involves risk, and loss of principal is possible. The Fund’s share price may change daily based on the value of its security holdings. Stock markets can be volatile, and stock values fluctuate in response to the asset levels of individual companies and in response to general U.S. and international market and economic conditions. In addition to large cap companies, the Fund may invest in small and/or mid cap companies, which can be more volatile than large cap firms. Security holdings in the fund can vary significantly from broad market indexes.

Parnassus Fixed Income Fund: Bond prices are inversely related to interest rates. As interest rates drop, bond prices will increase, and as interest rates go up, the price of bonds will decrease. A security’s value may also be affected by the possibility that issuers of debt obligations will not pay the Fund interest or principal, or that their credit rating may be downgraded by a ratings agency. In addition, up to 20% of the Fund’s total net assets may be invested in convertible securities, which may not have an investment-grade rating. This would make them riskier than securities with an investment-grade rating.

Parnassus Growth Equity Fund and Parnassus Mid Cap Growth Fund: The adviser may be wrong in its assessment of a company’s potential for growth, and the growth stocks the fund holds may not grow as the advisor anticipates. In addition, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.

Parnassus Mid Cap and Parnassus Mid Cap Growth Funds: The Fund invests in small and/or mid cap growth companies, which are generally riskier than larger companies, and the Fund’s share price may be more volatile than funds that invest in larger companies.

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE GUIDELINES: The Fund evaluates financially material ESG factors as part of the investment decision-making process, considering a range of impacts they may have on future revenues, expenses, assets, liabilities and overall risk. The Fund also utilizes active ownership to encourage more sustainable business policies and practices and greater ESG transparency. Active ownership strategies include proxy voting, dialogue with company management and sponsorship of shareholder resolutions, and public policy advocacy. There is no guarantee that the ESG strategy will be successful.

Investment Adviser

Parnassus Investments, LLC

1 Market Street, Suite 1600

San Francisco, CA 94105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

405 Howard Street, Suite 600

San Francisco, CA 94105

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Distributor

Parnassus Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

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Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

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